UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — September 9, 2019

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-36132 (Commission File Number)	90-1005472 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events

On September 9, 2019, the registrant’s consolidated subsidiary, Plains All American Pipeline, L.P. (“PAA”), and PAA Finance Corp. (“PAA Finance,” and together with PAA, the “Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale to the Underwriters of $1.0 billion aggregate principal amount of 3.550% Senior Notes due 2029 (the “Notes”), subject to the terms and conditions therein.

The Notes are being offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-227358) filed with the Securities and Exchange Commission on September 14, 2018 (the “Registration Statement”), and are described in a Prospectus Supplement dated September 9, 2019 to the Prospectus dated September 14, 2018, which is included in the Registration Statement.

The Notes will be issued pursuant to a supplemental indenture to be dated September 16, 2019 by and among the Issuers and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (the “Trustee”). The supplemental indenture will be entered into in accordance with the provisions of the Indenture dated September 25, 2002 by and among the Issuers and the Trustee.

The closing of the offering of the Notes is expected to occur on September 16, 2019, subject to customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to PAA’s Current Report on Form 8-K, filed as of the date hereof, and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 9, 2019, by and among Plains All American Pipeline, L.P., PAA Finance Corp. and Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 of Plains All American Pipeline, L.P.’s Current Report on Form 8-K filed on September 11, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: September 11, 2019	By: PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President

3